                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) December 30, 2005

                            ORBIT BRANDS CORPORATION

             (Exact name of registrant as specified in its charter)
                           Commission File No. 0-24812

           Delaware                                        56-1781650
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

        13701 Riverside Drive, Suite 701, Sherman Oaks, California 91423
                    (Address of principal executive offices)

                                 (818) 501-2238
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)
             1990 South Bundy Drive, Suite 650, Los Angles, CA 90025

                                 (310) 740-6870

Item 4.01 CHANGE IN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

(a) Previous independent accountant

ORBIT BRANDS CORPORATION, a Delaware Corporation (the "Registrant"), On
Wednesday, December 28, 2005, Stark Winter Schenkein & Co., LLP resigned as the
Registrant's independent certified public accountant. The reports of Stark
Winter Schenkein & Co., LLP on the financial statements of the Registrant as of and for each of the two preceding years ended December 31, 2002 and 2003,did not contain an adverse opinion or a disclaimer of opinion or nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for going concern qualifications. No report was issued for the year ended December
31, 2004.

Stark Winter Schenkein & Co., LLP resignation was approved by the Board of
Directors of the Registrant on December 30, 2005.

In connection with its audits for the two fiscal years ended December 31, 2002 and 2003, and through December 28, 2006, there have been no disagreements with
Stark Winter Schenkein & Co., LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which

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disagreements if not resolved to the satisfaction of Stark Winter Schenkein &
Co., LLP would have caused it to make reference to them in it's report on the financial statements for those years.

During the two fiscal years ended December 31, 2002 and 2003, and through
December 28, 2005, there have been no reportable events (as defined in Item
304(a)(1)(iv) of Regulation S-B).

The Registrant has requested that Stark Winter Schenkein & Co., LLP furnish a letter stating whether or not it agrees with the above statements. A copy of this letter dated January 3, 2006 is filed as Exhibit 16.1 to this Form 8-K

(b) New independent accountant

The Registrant engaged Malone & Bailey, PC as its new independent public accountants as of December 30, 2005. The decision to retain Malone & Bailey, PC was approved by the Board of Directors of the Registrant on December 30, 2005.

During the two most recent fiscal years and through December 30, 2005, the
Registrant has not consulted with Malone & Bailey, PC regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and in no case was a written report provided to the
Registrant nor was oral advice provided that the Registrant concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue or as to any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01

Financial Statements and Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

      Letter from Stark Winter Schenkein & Co., LLP dated January 4, 2006.

        In accordance with the Exchange Act, this report has been signed by the following persons on behalf of the Registrant, and in the capacities and on the dates indicated:

      Signature                  Title                            Date
/s/ Joseph R. Cellura    Chairman of the Board of           January 4, 2006
                         Directors and Chief Executive
                         Officer

/s/ Frederick J. Alger  Chief Financial Officer             January 4, 2006

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